1 PRESS RELEASE V2X Delivers First Quarter Results and Reaffirms Full-Year Guidance First Quarter Highlights  Revenue of $1.02 billion with +10% y/y growth in Indo-Pacific region  Net income of $8.1 million; Adjusted net income1 of $31.5 million, up 10% y/y  Adjusted EBITDA1 of $67.0 million, with a margin of 6.6%  Diluted EPS of $0.25; Adjusted diluted EPS1 of $0.98, up 9% y/y  Enhanced capital structure to generate interest expense savings and cash flow  Notable progress on new Foreign Military and International Sales opportunities RESTON, Va., May 5, 2025 — V2X, Inc. (NYSE:VVX) announced first quarter 2025 financial results. “The overall trends in our market remain positive and are being driven by customer requirements to improve deterrence, enhance readiness, and strengthen national security,” said Jeremy C. Wensinger, President and Chief Executive Officer. “We are performing well as V2X possesses the unique full lifecycle, mission driven solutions to deliver on these requirements. The V2X value proposition is being recognized by customers and is demonstrated by our recent wins and extensions, which provide substantial visibility for the next several years.” Mr. Wensinger continued, “V2X is in an enviable position with strong visibility, differentiated capabilities, and a robust geographic footprint. We are capitalizing on this position by increasing bid velocity. Additionally, the foreign military sales and international markets continue to represent a large and growing addressable opportunity to deliver more solutions across locations in which we already operate. These customers know V2X, they trust V2X, and see the benefit of our solutions. Our focused engagement strategy and visible presence is yielding substantial traction on several nearer-term opportunities that align exactly to our core capabilities.” Mr. Wensinger concluded, “We continue to execute in a dynamic market, bringing the whole of V2X to meet our customers critical mission requirements. It’s our employees that make this possible and I’d like to recognize their commitment and contributions.” 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. Exhibit 99.1

First Quarter 2025 Results

"V2X reported revenue of $1.02 billion in the quarter, with 10% year-over-year growth in the Indo-Pacific region," said Shawn Mural, Senior Vice President and Chief Financial Officer. "We are pleased with our performance and start to the year, particularly in light of the overall market environment. We remain on track to achieve our commitments and are confident in the strength and resiliency of our business model that generates strong, predictable cash flow."

"For the quarter, the Company reported operating income of $34.3 million and adjusted operating income[1] of $61.5 million. V2X delivered adjusted EBITDA[1] of $67.0 million, with a margin of 6.6%. Net income for the quarter was $8.1 million dollars, up from $1.1 million dollars from the prior year. Adjusted net income[1] was $31.5 million dollars, increasing 10% year-over-year. First quarter GAAP diluted EPS was $0.25. Adjusted diluted EPS[1] for the quarter was $0.98, increasing 9% year-over-year."

Mr. Mural continued, "During the quarter we continued to demonstrate our steadfast commitment to increasing shareholder value by making further enhancements to our capital structure. Our strong fundamental profile and consistent financial performance created a compelling opportunity to reprice and extend both our revolver and Term Loan A."

Reaffirming 2025 Guidance

Mr. Mural concluded, "The trends and demand signals in our business remain positive and we believe our strategy, visibility, and targeted growth opportunities will yield value creation. Given our performance in the first quarter and current trends, the Company is reaffirming guidance for 2025."
Guidance is as follows:

$ millions, except for per share amounts	2025 Guidance		2025 Mid-Point
Revenue	$4,375	$4,500	$4,438
Adjusted EBITDA[1]	$305	$320	$313
Adjusted Diluted Earnings Per Share[1]	$4.45	$4.85	$4.65
Adjusted Net Cash Provided by Operating Activities[1]	$150	$170	$160

The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non-GAAP measures in reliance on the "unreasonable efforts" exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below.

2

3 First Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, May 5, 2025. U.S.-based participants may dial in to the conference call at 877-300-8521, while international participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/0pq4wxEAbDQ A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through May 19, 2025, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10198194. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the “investors” section of the company’s website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission (“SEC”) Regulation FD. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,000 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act.

4 Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "Reaffirming 2025 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; our expectations that the foreign military sales and international markets represent a large and growing addressable opportunity; and our belief that our strategy, visibility, and targeted growth opportunities provide substantial opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended March 28, March 29, (In thousands, except per share data) 2025 2024 Revenue $ 1,015,923 $ 1,010,564 Cost of revenue 937,820 940,290 Selling, general, and administrative expenses 43,805 39,943 Operating income 34,298 30,331 Loss on extinguishment of debt (2,214) — Interest expense, net (19,719) (27,574) Other expense, net (2,295) (1,633) Income from operations before income taxes 10,070 1,124 Income tax expense (benefit) 1,963 (20) Net income $ 8,107 $ 1,144 Earnings per share Basic $ 0.26 $ 0.04 Diluted $ 0.25 $ 0.04 Weighted average common shares outstanding - basic 31,590 31,351 Weighted average common shares outstanding – diluted 32,021 31,794

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) March 28, December 31, (In thousands, except per share data) 2025 2024 Assets Current assets Cash, cash equivalents and restricted cash $ 169,062 $ 268,321 Receivables 705,384 710,068 Prepaid expenses and other current assets 128,132 121,831 Total current assets 1,002,578 1,100,220 Property, plant, and equipment, net 60,369 62,001 Goodwill 1,656,926 1,656,926 Intangible assets, net 300,527 323,068 Right-of-use assets 36,841 37,774 Other non-current assets 46,239 48,854 Total non-current assets 2,100,902 2,128,623 Total Assets $ 3,103,480 $ 3,228,843 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 440,596 $ 547,568 Compensation and other employee benefits 124,467 166,918 Short-term debt 19,935 20,003 Other accrued liabilities 282,094 261,735 Total current liabilities 867,092 996,224 Long-term debt, net 1,089,792 1,087,484 Deferred tax liabilities 18,441 20,983 Operating lease liabilities 32,350 33,811 Other non-current liabilities 59,988 64,189 Total non-current liabilities 1,200,571 1,206,467 Total liabilities 2,067,663 2,202,691 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,684,495 and 31,560,490 shares issued and outstanding as of March 28, 2025 and December 31, 2024, respectively 317 316 Additional paid in capital 769,594 769,719 Retained earnings 273,642 265,535 Accumulated other comprehensive loss (7,736) (9,418) Total shareholders' equity 1,035,817 1,026,152 Total Liabilities and Shareholders' Equity $ 3,103,480 $ 3,228,843

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended March 28, March 29, (In thousands) 2025 2024 Operating activities Net income $ 8,107 $ 1,144 Adjustments to reconcile net income to net cash used in operating activities: Depreciation expense 4,250 6,243 Amortization of intangible assets 22,562 22,539 Amortization of cloud computing arrangements 1,226 71 Loss on disposal of property, plant, and equipment 253 8 Stock-based compensation 2,452 5,149 Deferred taxes (3,074) (262) Amortization of debt issuance costs 1,488 2,160 Loss on extinguishment of debt 2,214 — Changes in assets and liabilities: Receivables 6,502 (55,363) Other assets (6,411) (23,593) Accounts payable (107,694) (33,715) Compensation and other employee benefits (42,610) (18,607) Other liabilities 15,271 37,000 Net cash used in operating activities (95,464) (57,226) Investing activities Purchases of capital assets (2,699) (7,775) Proceeds from the disposition of assets 90 5 Acquisitions of businesses — (16,939) Net cash used in investing activities (2,609) (24,709) Financing activities Repayments of long-term debt — (3,840) Proceeds from revolver 141,000 375,250 Repayments of revolver (141,000) (319,250) Proceeds from stock awards and stock options 77 3 Payment of debt issuance costs (1,223) — Payments of employee withholding taxes on stock-based compensation (2,653) (5,702) Net cash (used in) provided by financing activities (3,799) 46,461 Exchange rate effect on cash 2,613 (1,519) Net change in cash, cash equivalents and restricted cash (99,259) (36,993) Cash, cash equivalents and restricted cash - beginning of period 268,321 72,651 Cash, cash equivalents and restricted cash - end of period $ 169,062 $ 35,658 Supplemental disclosure of cash flow information: Interest paid $ 12,945 $ 27,125 Income taxes paid $ 320 $ 1,014 Purchase of capital assets on account $ 48 $ 410

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog is the estimated amount of future revenues to be recognized under negotiated contracts. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs.

9 • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs.

10 Non-GAAP Tables ($K, except per share data) Three Months Ended March 28, 2025 March 29, 2024 Revenue $ 1,015,923 $ 1,010,564 Net income (loss) $ 8,107 $ 1,144 Plus: Income tax expense (benefit) 1,963 (20) Other expense, net 2,295 1,633 Interest expense, net 19,719 27,574 Loss on extinguishment of debt 2,214 — Operating income $ 34,298 $ 30,331 Plus: Amortization of intangible assets 22,562 22,539 M&A, integration and related costs 4,625 9,981 Adjusted operating income $ 61,485 $ 62,851 Plus: Depreciation and CCA amortization 5,476 6,243 Adjusted EBITDA $ 66,961 $ 69,094 Adjusted EBITDA margin 6.6% 6.8 % Minus: Cash interest expense, net 18,231 25,414 Income tax expense, as adjusted 9,234 7,155 Depreciation and CCA amortization 5,476 6,243 Other expense, net, as adjusted 2,545 1,633 Adjusted net income $ 31,475 $ 28,649 ($K, except per share data) Three Months Ended March 28, 2025 March 29, 2024 Diluted earnings (loss) per share $ 0.25 $ 0.04 Plus: M&A, integration and related costs 0.11 0.25 Amortization of intangible assets 0.54 0.56 Amortization of debt issuance costs and Loss on extinguishment of debt 0.09 0.05 FMV land impairment $ — $ — Gain on acquisition, net $ (0.01) $ — Adjusted diluted earnings per share $ 0.98 $ 0.90 Average shares outstanding: Basic, as reported 31,590 31,351 Diluted, as reported 32,021 31,794 Adjusted diluted 32,021 31,794

11 ($K) Three Months Ended March 28, 2025 March 29, 2024 Net cash used by operating activities (95,464) (57,226) Plus: M&A, integration, and related payments 3,008 5,837 MARPA facility activity (25,617) (32,108) Adjusted operating cash flow (118,073) (83,497)

12 SUPPLEMENTAL INFORMATION Revenue by customer, contract type, contract relationship, and geographic region for the periods presented below was as follows: Revenue by Customer Three Months Ended March 28, March 29, % (In thousands) 2025 2024 Change Army $ 442,136 $ 433,430 2.0 % Navy 346,118 321,384 7.7 % Air Force 99,126 118,569 (16.4) % Other 128,543 137,181 (6.3) % Total revenue $ 1,015,923 $ 1,010,564 Revenue by Contract Type Three Months Ended March 28, March 29, % (In thousands) 2025 2024 Change Cost-plus and cost-reimbursable $ 623,213 $ 584,822 6.6 % Firm-fixed-price 363,950 397,251 (8.4) % Time-and-materials 28,760 28,491 0.9 % Total revenue $ 1,015,923 $ 1,010,564 Revenue by Contract Relationship Three Months Ended March 28, March 29, % (In thousands) 2025 2024 Change Prime contractor $ 962,421 $ 945,155 1.8 % Subcontractor 53,502 65,409 (18.2) % Total revenue $ 1,015,923 $ 1,010,564 Revenue by Geographic Region Three Months Ended March 28, March 29, % (In thousands) 2025 2024 Change United States $ 577,458 $ 544,726 6.0 % Middle East 318,345 343,296 (7.3) % Asia 75,978 68,802 10.4 % Europe 44,142 53,740 (17.9) % Total revenue $ 1,015,923 $ 1,010,564 Source: V2X, Inc.